Offerings - Offering: 1	Sep. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,500,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 207.15
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 62,726 Shares (approximately 10.0% of the net assets of the Fund as of August 31, 2026) based on a net asset value per Share as of close of business on August 31, 2026 of $23.91.